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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported):        April 30, 1999



                               AMERICAN BANCSHARES, INC.
               (Exact Name of Registrant as Specified in its Charter)




         Florida                        0-27474                    65-0624640
(State or Other Jurisdiction    (Commission File Number)          (IRS Employer
        Incorporation)                                            Identification
                                                                       Number)




   4502 Cortez Road West, Bradenton, Florida          34210-2801
   ------------------------------------------         ----------
   (Address of Principal Executive Offices)           (Zip Code)




Registrant's telephone number, including area code:(941) 795-3050
                                                   --------------


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Item 5.  Other Events.

         Effective April 30, 1999, Mr. Gerald L. Anthony resigned his position as Chief Executive Officer and President of American Bancshares, Inc., a Florida corporation (the "Company"), pursuant to the terms of a Severance Agreement ("Severance Agreement') approved by the Board of Directors of the Company, which agreement modifies and clarifies the terms of Mr. Anthony's Employment Agreement as it relates to his separation from the Company and its subsidiaries. Under the terms of the Severance Agreement, the Company has agreed to a severance package providing for the payment of $190,000 payable in a lump sum or in installments over 12 months, at Mr. Anthony's election. The Severance Agreement also provides a covenant not to compete or to solicit customers up to and through October 31, 1999. A copy of the Severance Agreement is attached as exhibit 10.15 to this Current Report on Form 8-K and is incorporated herein by reference.

         Mr. Anthony's resignation as President and CEO of the Company was announced by a press release issued on April 30, 1999. A copy of the press release is attached hereto as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         In addition, to his resignation as President and CEO of the Company, Mr. Anthony tendered a letter of resignation effective April 30, 1999 pursuant to which he resigned (i) as the President, Chief Executive Officer, and director of American Bank, a Florida state-chartered bank (the "Bank"), and of Freedom Finance Company, each a wholly-owned subsidiary of the Company, (ii) from the Board of Directors of the Company, and (iii) as administrator of ABI Capital Trust. A copy of the letter of resignation is attached as an exhibit to this Current Report on Form 8-K.

          Mr. Jerry L. Neff, interim President and CEO of the Bank also has been appointed to serve as the interim President and Chief Executive Officer of the Company.

Item 7.  Financial Statements and Exhibits.

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits required by Item 601 of Regulation S-K

Exhibit No.                Description


   10.15         Severance Agreement by and between American Bank and Gerald L.
                 Anthony.

   99.1 Press Release, issued April 30, 1999, regarding the resignation of Mr. Anthony as President of American Bank.

   99.2          Letter of Resignation of Gerald L. Anthony.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AMERICAN BANCSHARES, INC.

Date:  May 5, 1999                        By:   /s/ Brian M. Watterson
                                              -------------------------------
                                              Brian M. Watterson
                                              Executive Vice President and Chief
                                              Operating Officer


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                                  EXHIBIT INDEX



Exhibit No.   Description


10.15         Severance Agreement by and between American Bank and Gerald L.
              Anthony.

99.1 Press Release, issued April 30, 1999, regarding the resignation of Mr. Anthony as President of American Bancshares.

99.2          Letter of Resignation of Gerald L. Anthony.